NATIONS FUNDS TRUST

Nations Cash Reserves
Nations Money Market Reserves
Nations Treasury Reserves
Nations Government Reserves
Nations Municipal Reserves
Nations Tax-Exempt Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves
Liquidity Class Shares and Service Class Shares

Supplement dated February 25, 2004
to the Prospectus dated August 1, 2003, as supplemented

At a meeting held on November 19, 2003, the Board of Trustees of Nations Funds Trust (the "Trust") approved on behalf of the above listed Funds reduced distribution (12b-1) and shareholder servicing fee rates for the Liquidity Class Shares and a reduced distribution (12b-1) fee for the Service Class Shares. As of January 15, 2004, throughout the prospectuses, all references to the distribution fees and the shareholder servicing fees should reflect these reductions as described below.

Liquidity Class Shares - Under the revised Liquidity Class Distribution Plan, the Trust may reimburse distribution-related expenses of BACAP Distributors, LLC for Liquidity Class Shares at an annual rate of 0.25% of the average daily net assets of the Funds' Liquidity Class Shares and additionally, the Trust may pay BACAP Distributor, LLC a fee of up to 0.25% of the Liquidity Class Funds' average daily net assets. BACAP Distributors, LLC may reimburse or compensate certain selling agents from these amounts. In addition, the Trust's revised Liquidity Class Shares Shareholder Servicing Plan provides that shareholder servicing fees of up to 0.25% of the average daily net assets of the Funds' Liquidity Class Shares can be paid to shareholder servicing agents. However, under the revised plans, to the extent that any Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class Shares.

In addition to the fee changes, the Board approved a reduction in the contractual waiver of distribution and shareholder servicing fees so that the net total Fund operating expense remained the same under the new distribution and shareholder servicing fees.

Service Class Shares - The Board approved a reduced distribution (12b-1) fee for the Service Class Shares of 0.55% of the average daily net assets of the Funds' Service Class Shares.